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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 19, 2006


                                PVF Capital Corp.
              ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Ohio                           0-24948                34-1659805
----------------------------      ----------------------     -------------------
(State or Other Jurisdiction      Commission File Number     (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                      30000 Aurora Road, Solon, Ohio 44139
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------


                                 Not Applicable
      ---------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         On July 19, 2006, PVF Capital Corp. (the "Company") announced its unaudited financial results for the quarter and fiscal year ended June 30, 2006. For more information, reference is made to the Company's press release dated, July 19, 2006, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.

ITEM 8.01       OTHER EVENTS

         On June 27, 2006, the Board of Directors of the Company declared a quarterly cash dividend on the Company's outstanding common stock. The cash dividend will be in the amount of $0.074 per share payable on August 11, 2006 to the stockholders of record at the close of business on July 28, 2006. On July 19, 2006, the Company also announced that its Annual Meeting of Stockholders will be held on October 23, 2006 at 10:00 a.m. at the Company's Corporate Center, 30000 Aurora Road, Solon, Ohio. For further information, see the Company's press release dated July 19, 2006, which is incorporated herein by reference and is filed herewith as Exhibit 99.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Not applicable.


        (b)    Not applicable.


        (c)    Not applicable


        (d)    The following exhibit is filed herewith:

               Exhibit 99           Press Release dated July 19, 2006





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PVF CAPITAL CORP.



                                            By: /s/ Jeffrey N. Male
                                                --------------------------------
                                                Jeffrey N. Male
                                                Vice President and Secretary
                                                (Duly Authorized Representative)


Dated:  July 20, 2006